Mark Griffin, Investors 629.213.5672 mark.griffin@alliancebernstein.com	Jennifer Casey, Media 212.969.1157 jennifer.casey@alliancebernstein.com

AB Announces March 31, 2020 Assets Under Management
New York, NY, April 13, 2020 - AllianceBernstein L.P. (“AB”) and AllianceBernstein Holding L.P. (“AB Holding”) (NYSE: AB) today announced that preliminary assets under management decreased to $542 billion during March 2020 from $614 billion at the end of February. The 11.7% decrease resulted predominantly from sharp market declines as well as net outflows from all three client channels - Retail, Institutions, and Private Wealth. March month-end AUM also reflected $1 billion in outflows resulting from AXA S.A.'s redemption of certain low-fee fixed income mandates; we expect these redemptions to total approximately $14 billion and to be completed in the first half of 2020, as previously reported on our fourth quarter 2019 earnings call.

AllianceBernstein L.P. (The Operating Partnership)
Assets Under Management ($ in Billions)

	At March 31, 2020				At Feb 29
					2020

			Private
	Institutions	Retail	Wealth	Total	Total

Equity
Actively Managed	$36	$67	$39	$142	$164
Passive	21	26	—	47	55
Total Equity	57	93	39	189	219

Fixed Income
Taxable	153	71	12	236	268
Tax-Exempt	1	20	25	46	49
Passive	—	10	—	10	10
Total Fixed Income	154	101	37	292	327

Other(1)	46	5	10	61	68
Total	$257	$199	$86	$542	$614

	At February 29, 2020

Total	$281	$236	$97	$614

(1) Includes certain multi-asset services and solutions and certain alternative investments.

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Cautions Regarding Forward-Looking Statements
Certain statements provided by management in this news release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, integration of acquired companies, competitive conditions, and government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AB cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AB undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” and “Cautions Regarding Forward-Looking Statements” in AB’s Form 10-K for the year ended December 31, 2019. Any or all of the forward-looking statements made in this news release, Form 10-K, other documents AB files with or furnishes to the SEC and any other public statements issued by AB, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and “Cautions Regarding Forward-Looking Statements”, and those listed above, could also adversely affect AB’s financial condition, results of operations and business prospects.
About AllianceBernstein
AllianceBernstein is a leading global investment management firm that offers high-quality research and diversified investment services to institutional investors, individuals and private wealth clients in major world markets.
As of March 31, 2020, including both the general partnership and limited partnership interests in AllianceBernstein, AllianceBernstein Holding owned approximately 35.9% of AllianceBernstein and Equitable Holdings, Inc. ("EQH"), directly and through various subsidiaries, owned an approximate 64.9% economic interest in AllianceBernstein.
Additional information about AB may be found on our website, www.alliancebernstein.com.

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